UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On November 8, 2023, BioSig Technologies, Inc. (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor, pursuant to which the Company agreed to sell and issue, in a registered direct offering (the “Offering”), (i) 6,996,922 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), (ii) Series A warrants (the “Series A Warrants”) to purchase up to 6,996,922 shares of Common Stock, and (iii) Series B Warrants (the “Series B Warrants”, and together with the Series A Warrants, the “Series Warrants”) to purchase up to 6,996,922 shares of Common Stock, at a purchase price of $0.3573 per Share and associated Series Warrants. The Series Warrants have an exercise price of $0.3573 per share and will become exercisable on the effective date of stockholder approval for the issuance of the shares upon exercise of the Series Warrants (or, if permitted by the applicable rules and regulations of the Nasdaq Stock Market, upon payment by the holder of $0.125 per share in addition to the applicable exercise price). The Series A Warrants will expire five years from the date of issuance and the Series B Warrants will expire eighteen months from the date of issuance.

H.C. Wainwright & Co., LLC (the “Placement Agent”) acted as the Company’s exclusive placement agent in the Offering. In connection with the Offering, the Company has agreed to pay the Placement Agent a cash fee equal to seven percent (7.0%) of the aggregate gross proceeds raised in the Offering and a management fee equal to one percent (1.0%) of the aggregate gross proceeds raised in the Offering. The Company has also agreed to pay the Placement Agent $50,000 for non-accountable expenses and $15,950 for clearing fees. In addition, the Company has agreed to issue the Placement Agent or its designees, warrants to purchase up to 489,785 shares of Common Stock (equal to 7.0% of the aggregate number of Shares sold in the Offering), which warrants have the same terms and conditions as the Series A Warrants, except that such warrants have an exercise price of $0.4466 per share, which represents 125% of the offering price per Share and accompanying Series Warrants (the “Placement Agent Warrants”, and together with Series Warrants, the “Warrants”).

The Shares and the Warrants (and shares issuable upon exercise of the Warrants) were offered and sold by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-251859) (the “Shelf Registration Statement”), previously filed with the Securities and Exchange Commission (the “SEC”) on December 31, 2020, and declared effective by the SEC on January 12, 2021, and the base prospectus included therein. A final prospectus supplement relating to the Offering, dated November 8, 2023, and the accompanying prospectus, has been filed with the SEC.

The closing of the Offering occurred on November 13, 2023. The net proceeds to the Company from the Offering, after deducting fees and expenses, are approximately $2.2 million. The Company currently intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The legal opinion of Haynes and Boone, LLP relating to the legality of the issuance and sale of the Shares and the Warrants (and shares issuable upon exercise of the Warrants) in the Offering is attached as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing descriptions of the Securities Purchase Agreement, the Series Warrants, and the Placement Agent Warrants do not purport to be complete and are qualified in their entirety by the full text of the form of Securities Purchase Agreement, Series A Warrant, Series B Warrant, and Placement Agent Warrant attached hereto as Exhibits 10.1, 4.1, 4.2 and 4.3, respectively. The provisions of the Securities Purchase Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement or as stated therein and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to the documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Item 7.01 Regulation FD Disclosure.

On November 9, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto and furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Series A Warrant
4.2	Form of Series B Warrant
4.3	Form of Placement Agent Warrant
5.1	Opinion of Haynes and Boone, LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1)
99.1	Press Release dated November 9, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: November 13, 2023	By:	/s/ Kenneth L. Londoner
	Name:	Kenneth L. Londoner
	Title:	Executive Chairman